UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2026

Commission File Number	Name of Registrant, Address of Principal Executive Offices and Telephone Number	State of Incorporation	IRS Employer Identification No.

1-16681	Spire Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

1-1822	Spire Missouri Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	43-0368139

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act (only applicable to Spire Inc.):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock $1.00 par value	SR	New York Stock Exchange LLC

6.375% Junior Subordinated Notes due 2086	SRJN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 8, 2026, Spire Missouri Inc. (“Spire Missouri”), a wholly owned subsidiary of Spire Inc., issued $350 million in aggregate principal amount of its First Mortgage Bonds, 6.200% Series due 2036 (the “Bonds”) pursuant to an Underwriting Agreement dated October 5, 2026, between Spire Missouri and the several underwriters named therein, for whom BofA Securities, Inc., TD Securities (USA) LLC, Regions Securities LLC, and U.S. Bancorp Investments, Inc. acted as representatives.

The Bonds were issued pursuant to Spire Missouri’s registration statement on Form S-3 (Registration Number 333-287024-01) filed with the Securities and Exchange Commission on May 7, 2025 (the “Registration Statement”), the base prospectus dated May 7, 2025, the preliminary prospectus supplement dated October 5, 2026 and the prospectus supplement dated October 7, 2026. The Bonds will be governed by the Mortgage and Deed of Trust, dated as of February 1, 1945, between Spire Missouri and Regions Bank, as successor trustee, as amended and supplemented by all supplemental indentures thereto, the latest of which is the Forty-Second Supplemental Indenture relating to the Bonds, dated as of October 8, 2026.

Spire Missouri intends to use the net proceeds for general corporate purposes, which may include repayment of other short-term indebtedness.

This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with the offering and sale of the Bonds for incorporation by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(b) Exhibits:

Exhibit No.	Description
1.1

Underwriting Agreement, dated October 5, 2026, between Spire Missouri and the several Underwriters named in Exhibit A thereto, for whom BofA Securities, Inc., TD Securities (USA) LLC, Regions Securities LLC, and U.S. Bancorp Investments, Inc. acted as representatives.

4.1	Forty-Second Supplemental Indenture, dated as of October 8, 2026, between Spire Missouri and Regions Bank, as trustee.
4.2	Form of First Mortgage Bond, 6.200% Series due 2036 (included in Exhibit 4.1).
5.1	Opinion of Stinson LLP.
23.1	Consent of Stinson LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (formatted in Inline XBRL and included in the Interactive Data Files submitted under Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spire Inc.
Date:	October 8, 2026	By:	/s/ Adam W. Woodard
Adam W. Woodard Executive Vice President and Chief Financial Officer

Spire Missouri Inc.
Date:	October 8, 2026	By:	/s/ Melinda S. Rush
Melinda S. Rush Chief Financial Officer